TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE VARIABLE SERIES TRUST
(each, a “Trust” and together, the "Trusts")

Supplement dated January 8, 2021 to the current Statement of Additional Information, as may be supplemented, for each series of the Trusts

The information in this supplement contains new and additional information beyond that in the Statement of Additional Information ("SAI") for each Trust and should be read in conjunction with the aforementioned. Capitalized terms not defined in this supplement have the meaning ascribed to them in each SAI.

Effective at the close of business on December 31, 2020, Jill T. McGruder resigns as President of the Trusts and Steven M. Graziano resigns as a Vice President of the Trusts. Their resignations are not motivated by any disagreement with the Board or management. As a result, the below sections of the SAI are revised accordingly.

TRUSTEES AND OFFICERS

Effective at the close of business on December 31, 2020, all information related to Jill T. McGruder as President of the Trusts is deleted in its entirety and all information related to Steven M. Graziano is deleted in its entirety. Ms. McGruder will continue to serve as Interested Trustee of the Trusts.

Accordingly, in the “Trustees and Officers” section, for the Interested Trustee Jill T. McGruder, the “Principal Occupations(s) During Past 5 Years” is supplemented with the following: President of the Trusts from 1999 to 2020.

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Effective January 1, 2021, E. Blake Moore, Jr. replaced Jill T. McGruder as the President of the Trusts. The below information regarding Mr. Moore is added to the “Principal Officers” table:

Principal Officers:

Name Address Year of Birth	Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021	Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-ALLTRUSTS-SAI-S1-2101